UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

SHUAA Partners Acquisition Corp I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF SHUAA PARTNERS ACQUISITION CORP I

190 Elgin Avenue

George Town, Grand Cayman

KY1-9008, Cayman Islands

Dear Shareholders of SHUAA Partners Acquisition Corp I:

You are cordially invited to attend the 2023 annual general meeting of SHUAA Partners Acquisition Corp I (the “Company”) to be held on Tuesday, December 12, 2023 at 9:00 a.m., Eastern Time, via a virtual meeting, (the “Annual General Meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. Shareholders are encouraged to attend the meeting virtually via the Internet at https://www.cstproxy.com/shuaa/am2023. The accompanying proxy statement is dated October 25, 2023.

The Annual General Meeting will be conducted virtually via live webcast in accordance with our amended and restated memorandum and articles of association, as amended (the “Memorandum and Articles of Association”). You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/shuaa/am2023. There is no in-person meeting for you to attend. Registration to attend the Annual General Meeting will begin at 8:45 a.m. Eastern Time (15 minutes before the Annual General Meeting begins), which can be accomplished using your control number and other information. Once your registration is complete, you can access the Annual General Meeting and cast your vote on the proposals being considered at the Annual General Meeting through the designated website.

The Annual General Meeting is being held to consider and vote upon the following proposals:

● as a special resolution, to amend the Company’s Memorandum and Articles of Association such that, in the event that there are no Class B ordinary shares, par value $0.0001 per share, of the Company (“Class B Ordinary Shares”) outstanding, the holders of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” and together with the Class B Ordinary Shares, the “Ordinary Shares”) will have the right to vote on the election of the Company’s directors (the “Articles Amendment Proposal”);

● as an ordinary resolution, to re-appoint Mr. Saleh Al Hashemi and Mr. Aashir Ahmed Siddiqui as Class I directors on the Company’s board of directors to serve until the 2025 annual general meeting, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal (the “Director Election Proposal”);

● as an ordinary resolution, to ratify the selection by our audit committee of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);

● as an ordinary resolution, to approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal, the Director Election Proposal and/or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting; and

● to transact such other business as may properly come before the Annual General Meeting or any adjournments or postponements thereof.

The above matters are more fully described in the accompanying proxy statement, which you are encouraged to read carefully in its entirety.

Approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting.

Approval of the Director Election Proposal requires (after giving effect to the Articles Amendment Proposal) an ordinary resolution under Cayman Islands law and, subject to adoption of the Articles Amendment Proposal, our Memorandum and Articles of Association, as amended thereby, being the affirmative vote of at least a simple majority of the votes cast by the holders of the outstanding Class A Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting.

Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law and the Memorandum and Articles of Association, being the affirmative vote of at least a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE (I) “FOR” THE ARTICLES AMENDMENT PROPOSAL, (II) “FOR” THE DIRECTOR ELECTION PROPOSAL, (III) “FOR” THE AUDITOR RATIFICATION PROPOSAL AND (IV) “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED.

Our board of directors has fixed the close of business on October 17, 2023 (the “Record Date”), as the record date for the Annual General Meeting. Only shareholders of record on the Record Date are entitled to notice of and to vote at the Annual General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

All of our shareholders are cordially invited to attend the Annual General Meeting via the Internet at https://www.cstproxy.com/shuaa/am2023. To ensure your representation at the Annual General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. You may revoke your proxy card at any time prior to the Annual General Meeting. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Annual General Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials (including the Company’s Annual Report to the shareholders, the proxy statement or the form of proxy) via the Internet at https://www.cstproxy.com/shuaa/am2023 or request a printed set of the proxy materials by contacting our main office at +971 4 330 3600. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Annual General Meeting for a more complete statement of matters to be considered at the Annual General Meeting.

If you have any questions or need assistance voting your Ordinary Shares, please contact Advantage Proxy, Inc. (“Advantage Proxy”), our proxy solicitor, by calling (206) 870-8565, or can call collect at (877) 870-8565, or by emailing ksmith@advantageproxy.com.

Sincerely,

/s/ Fawad Tariq Khan
Fawad Tariq Khan
Chief Executive Officer and Director
October 25, 2023

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted in favor of each of the proposals presented.

The accompanying proxy statement is dated October 25, 2023 and is first being mailed to shareholders on or about that date.

IMPORTANT

Whether or not you expect to attend the Annual General Meeting, you are respectfully requested by our Board of Directors to complete, sign, date and return the enclosed proxy card promptly, or follow the instructions contained in the proxy card or voting instructions provided by your bank, broker or other nominee. If you grant a proxy, you may revoke it at any time prior to the Annual General Meeting.

PLEASE NOTE: If your shares are held in “street name,” your broker, bank, custodian, or other nominee holder cannot vote your shares on “non-routine” matters, such as the Articles Amendment Proposal, the Director Election Proposal and the Adjournment Proposal (defined below) unless you direct the nominee holder how to vote by following the instructions contained on the voting instruction form provided by your broker, bank, custodian or other nominee.

SHUAA Partners Acquisition Corp I
190 Elgin Avenue
George Town, Grand Cayman
KY1-9008, Cayman Islands

NOTICE OF THE 2023 ANNUAL GENERAL MEETING
TO BE HELD DECEMBER 12, 2023

To the Shareholders of SHUAA Partners Acquisition Corp I:

NOTICE IS HEREBY GIVEN that the 2023 annual general meeting (the “Annual General Meeting”) of SHUAA Partners Acquisition Corp I, a Cayman Islands exempted company (the “Company”), via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. Shareholders are encouraged to attend the meeting virtually via the Internet at https://www.cstproxy.com/shuaa/am2023.

The Annual General Meeting will be conducted virtually via live webcast, but the physical location of the Annual General Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association, as amended (the “Memorandum and Articles of Association”). You will be able to attend the Annual General Meeting online, vote and submit your questions during the Annual General Meeting by visiting https://www.cstproxy.com/shuaa/am2023. There is no in-person meeting for you to attend. Registration to attend the Annual General Meeting will begin at 8:45 a.m. Eastern Time (15 minutes before the Annual General Meeting begins), which can be accomplished using your control number and other information. Once your registration is complete, you can access the Annual General Meeting and cast your vote on the proposals being considered at the Annual General Meeting through the designated website.

The Annual General Meeting will be held to consider and vote upon the following proposals:

● as a special resolution, to amend the Company’s Memorandum and Articles of Association such that, in the event that there are no Class B ordinary shares, par value $0.0001 per share, of the Company (“Class B Ordinary Shares”) outstanding, the holders of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares” and together with the Class B Ordinary Shares, the “Ordinary Shares”) will have the right to vote on the election of the Company’s directors (the “Articles Amendment Proposal”);

● as an ordinary resolution, to re-appoint Mr. Saleh Al Hashemi and Mr. Aashir Ahmed Siddiqui as Class I directors on the Company’s board of directors to serve until the 2025 annual general meeting, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal (the “Director Election Proposal”);

● as an ordinary resolution, to ratify the selection by our audit committee of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”);

● as an ordinary resolution, to approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal, the Director Election Proposal and/or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting; and

● to transact such other business as may properly come before the Annual General Meeting or any adjournments or postponements thereof.

The above matters are more fully described in the accompanying proxy statement, which you are encouraged to read carefully in its entirety. Notwithstanding the order in which the proposals are set out herein, the Company may put the proposals to the Annual General Meeting in such order as it may determine.

The full text of the resolutions to be voted on is as follows:

Proposal No. 1 – Articles Amendment Proposal

“RESOLVED, as a special resolution, that:

Article 97 of the Company’s amended and restated memorandum and articles of association, as amended (the “Charter”) be amended by deleting the following sentence of such section:

Prior to an initial Business Combination, and subject to the terms of any Preference Shares, only holders of Class B Shares will have the right to vote on the election of Directors pursuant to Article 96 or the removal of the Directors pursuant to Article 115.

and replacing it with the following:

Prior to an initial Business Combination, and subject to the terms of any Preferences Shares, only holders of Class B Shares will have the right to vote on the election of Directors pursuant to Article 96 or the removal of the Directors pursuant to Articles 115, and should there be no Class B Shares in issue then the holders of the Class A Shares will have the right to vote on the election of Directors pursuant to Article 96 or the removal of the Directors pursuant to Article 115.”

Proposal No. 2 - Director Election Proposal

“RESOLVED, as an ordinary resolution, that each of Mr. Saleh Al Hashemi and Mr. Aashir Ahmed Siddiqui be re-appointed as a Class I director on the Company’s board of directors to serve until the 2025 annual general meeting of the Company, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal.”

Proposal No. 3 - Auditor Ratification Proposal

“RESOLVED, as an ordinary resolution, that the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 be ratified, approved and confirmed in all respects.”

Proposal No. 4 - Adjournment Proposal

“RESOLVED, as an ordinary resolution, that the adjournment of the annual general meeting to a later time, date and place to be determined by the chairman of the annual general meeting be and is hereby authorized and approved.”

Approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting.

Approval of the Director Election Proposal requires (after giving effect to the Articles Amendment Proposal) an ordinary resolution under Cayman Islands law and, subject to adoption of the Articles Amendment Proposal, our Charter, as amended thereby, being the affirmative vote of at least a simple majority of the votes cast by the holders of the outstanding Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) who are present in person or represented by proxy and vote thereon at the Annual General Meeting.

Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share, of the Company (“Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) who are present in person or represented by proxy and vote thereon at the Annual General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting.

Only shareholders of record of the Company as of the close of business on October 17, 2023, are entitled to notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were 5,281,612 Ordinary Shares issued and outstanding, including 5,281,612 Class A Ordinary Shares (that were initially sold as part of our initial public offering) and zero Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials (including the Company’s Annual Report to the shareholders, the Proxy Statement or the form of proxy) via the Internet at https://www.cstproxy.com/shuaa/am2023 or request a printed set of the proxy materials by contacting our main office at +971 4 330 3600. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Your vote is important. Proxy voting permits shareholders unable to attend the Annual General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing, signing, dating and returning your proxy card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by our board of directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual General Meeting by following the instructions included in this proxy statement and on the proxy card. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Annual General Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting.

Whether or not you plan to attend the Annual General Meeting, it is strongly recommended that you complete, sign, date and return your proxy card before the Annual General Meeting date to ensure that your shares will be represented and voted at the Annual General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Advantage Proxy, Inc. (“Advantage Proxy”), our proxy solicitor, by calling (206) 870-8565, or can call collect at (877) 870-8565, or by emailing ksmith@advantageproxy.com.

By Order of our Board of Directors,

/s/ Fawad Tariq Khan
Fawad Tariq Khan
Chief Executive Officer and Director
October 25, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING TO BE HELD ON DECEMBER 12, 2023

This Notice of Annual General Meeting and Proxy Statement, our Annual Report on Form 10-K for the period ended December 31, 2022 and our Quarterly Reports on Form 10-Q for the quarter ended June 30, 2023 and the quarter ended March 31, 2023 are available at

https://www.cstproxy.com/shuaa/am2023.

SHUAA PARTNERS ACQUISITION CORP I

PROXY STATEMENT

FOR THE 2023 ANNUAL GENERAL MEETING

To Be Held at 9:00 a.m. Eastern Time on Tuesday, December 12, 2023

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the 2023 annual general meeting of SHUAA Partners Acquisition Corp I, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), and any postponements or adjournments thereof (the “Annual General Meeting”). The Annual General Meeting will be held on Tuesday, December 12, 2023 at 9:00 a.m. Eastern Time, via a virtual meeting. Shareholders are encouraged to attend the meeting virtually via the Internet at https://www.cstproxy.com/shuaa/am2023.

Pursuant to rules adopted by the SEC, the Company uses the Internet as the primary means of furnishing proxy materials to shareholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this Proxy Statement or the enclosed form of proxy, except as set forth below under Where You Can Find More Information) via the Internet at https://www.cstproxy.com/shuaa/am2023 or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Annual General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our directors’ or executive officers’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “shall,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements herein may include, for example, statements about:

●	our ability to select an appropriate target business or businesses;

●	our ability to consummate our initial business combination;

●	our expectations around the performance of a prospective target business or businesses;

●	our success in retaining or recruiting, or changes required in, our executive officers, key employees or directors following our initial business combination;

●	our directors and executive officers allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

●	our potential ability to obtain additional financing to consummate our initial business combination;

●	our pool of prospective target businesses;

●	our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic;

●	the ability of our directors and executive officers to generate a number of potential business combination opportunities;

●	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

●	the Trust Account not being subject to claims of third parties; or

●	our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), including but not limited to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL GENERAL MEETING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

Q:	What is a quorum?

A:	A quorum is the minimum number of shares required to be present at the Annual General Meeting for the Annual General Meeting to be properly held under our Charter (defined below). The presence, in person or by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of one-third of the issued and outstanding Ordinary Shares (defined below) entitled to vote at the Annual General Meeting constitutes a quorum. Proxies that are signed and dated but marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters, such as the Articles Amendment Proposal, the Director Election Proposal and the Adjournment Proposal (defined below).

Q:	Are the proposals conditioned on one another?

A:	Approval of the Articles Amendment Proposal is a condition to the Director Election Proposal because such Articles Amendment Proposal would empower holders of Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) to vote on election of the Company’s directors following the conversion on June 1, 2023 of all outstanding Class B ordinary shares, par value $0.0001 per share, of the Company (“founder shares” or “Class B Ordinary Shares” and, together with the Class A Ordinary Shares, the “Ordinary Shares”) into Class A Ordinary Shares.

Q:	What is the effect of giving a proxy?

A:	Proxies are solicited by and on behalf of our board of directors. Yasmina Souri and Hatem Kammoun have been designated as proxies by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described below. If any matters not described in this proxy statement are properly presented at the Annual General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual General Meeting is adjourned, the proxy holders can vote the shares on the new Annual General Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Q:	Who will solicit and pay the cost of soliciting proxies for the Annual General Meeting?

A:	Our board of directors is soliciting proxies for use at the Annual General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Annual General Meeting. We have agreed to pay Advantage Proxy a fee of $8,500, plus disbursements, and will reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of the Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

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Q:	What matters am I voting on?

A:	Holders of Ordinary Shares will be voting on the following proposals.

●	Articles Amendment Proposal: To amend the Company’s amended and restated memorandum and articles of association, as amended (the “Charter”) such that, in the event that there are no Class B Ordinary Shares outstanding, the holders of the Class A Ordinary Shares will have the right to vote on the election of the Company’s directors (the “Articles Amendment Proposal”).

●	Director Election Proposal: To re-appoint Mr. Saleh Al Hashemi and Mr. Aashir Ahmed Siddiqui as Class I directors on the Company’s board of directors to serve until the 2025 annual general meeting, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal (the “Director Election Proposal”).

●	Auditor Ratification Proposal: To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”).

●	Adjournment Proposal: To approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal, the Director Election Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting.

Q:	When and where will the Annual General Meeting be held?

A:	The Annual General Meeting will be held at 9:00 a.m. Eastern Time, on December 12, 2023, virtually via live webcast online at https://www.cstproxy.com/shuaa/am2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. There is no in-person meeting for you to attend. Registration to attend the Annual General Meeting will begin at 8:45 a.m. Eastern Time (15 minutes before the Annual General Meeting begins), which can be accomplished using your control number and other information. Once your registration is complete, you can access the Annual General Meeting and cast your vote on the proposals being considered at the Annual General Meeting through the designated website. The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/shuaa/am2023 and entering the control number found on your proxy card. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

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Q:	Do I have redemption rights in connection with the Articles Amendment Proposal?

A:	No. Pursuant to Article 166(b) of the Charter, the Company’s shareholders are entitled to the opportunity to redeem their Class A Ordinary Shares in the event of any amendment to the Charter that would modify the substance or timing of the Company’s obligation to provide holders of the Class A Ordinary Shares with the right to have such shares redeemed in connection with the Company’s initial business combination or redeem 100% of the Class A Ordinary Shares if the Company does not complete its initial business combination by the deadline prescribed in the Charter. Since the Articles Amendment Proposal would only modify the class of shareholders entitled to vote on directors, and would have no impact on the substance or timing of shareholders’ redemption rights in connection with the initial business combination, shareholders are not being provided with any redemption rights in connection with the Articles Amendment Proposal.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:	Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about October 25, 2023, we are sending the Notice to our shareholders of record and beneficial owners. All shareholders will have the ability, beginning on or about October 25, 2023, to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis, provided, however, that only one annual report or proxy statement will be delivered to multiple security holders sharing an address.

Q:	Why did I receive only one Notice when there are several shareholders of record at my address?

A:	If you and other residents at your mailing address own shares in street name, your broker, bank, or other nominee may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker, bank, or other nominee. This practice is called “householding.” If you did not respond that you did not want to participate in householding, you are deemed to have consented to that process. If these procedures apply to you, your broker, bank, or other nominee will have sent one copy of the Notice and, if applicable, our Annual Report and Proxy Statement to your address. You may revoke your consent to householding at any time by contacting your broker, bank, or other nominee.

If you did not receive an individual copy of the Notice, our Annual Report, or Proxy Statement, we will send copies to you if you contact us at 190 Elgin Avenue, George Town, Grand Cayman, KY-9008, Cayman Islands, +971 4 330 3600 or use one of the other methods described in this Proxy Statement. If you and other residents at your address have been receiving multiple copies of the Notice or, if applicable, our Annual Report or Proxy Statement, and desire to receive only a single copy of these materials, you may contact your broker, bank, or other nominee or contact us at the above address.

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Q:	Can I vote my shares by filling out and returning the Notice?

A:	The Notice will provide you with instructions regarding how to:

●	View our proxy materials for the meeting on the Internet; and

●	Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	How does our board of directors recommend that I vote on these proposals?

A:	Our board of directors recommends a vote:

●	“FOR” the amendment to the Company’s Charter such that, in the event that there are no Class B Ordinary Shares outstanding, the holders of the Class A Ordinary Shares will have the right to vote on the election of the Company’s directors;

●	“FOR” the re-appointment of Mr. Saleh Al Hashemi and Mr. Aashir Ahmed Siddiqui as Class I directors;

●	“FOR” the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023; and

●	“FOR” the Adjournment Proposal, if presented.

Q:	Who is entitled to vote?

A;	Holders of our Ordinary Shares as of the close of business on October 17, 2023, the record date, are entitled to vote at the Annual General Meeting. As of the record date, there were 5,281,612 Ordinary Shares issued and outstanding, consisting of 5,281,612 Class A Ordinary Shares and zero Class B Ordinary Shares. In deciding all matters at the Annual General Meeting, each shareholder will be entitled to one vote for each Ordinary Share held by them on the record date; provided that holders of the Class A Ordinary Shares will only have the right to vote on the Director Election Proposal if the Articles Amendment Proposal is approved. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of our shareholders at the Annual General Meeting except as required by law.

Registered Shareholders. If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual General Meeting.

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Street Name Shareholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Annual General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “beneficial owners” or “street name shareholders.”

Q:	How do I vote?

A:	Registered Shareholders. If you are a holder of record of Ordinary Shares on the record date for the Annual General Meeting, you may vote in person at the Annual General Meeting or by submitting a proxy for the Annual General Meeting.

Voting by Proxy. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. By signing, dating and returning the proxy card, you are authorizing the individual(s) named on the proxy card to vote your shares at the Annual General Meeting in the manner you indicate. You are encouraged to complete, sign, date and return the proxy card even if you plan to attend the Annual General Meeting so that your shares will be represented and voted if you are unable to attend the Annual General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please complete, sign, date and return all proxy cards to ensure that all of your shares are voted. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Annual General Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Annual General Meeting, your shares will not be counted for the purposes of determining whether a quorum is present at the Annual General Meeting or whether the Articles Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal or Adjournment Proposal (as the case may be) is approved by the requisite votes.

Voting Electronically. You may attend and vote at the Annual General Meeting by visiting https://www.cstproxy.com/shuaa/am2023 and entering the control number found on your proxy card.

Street name shareholders. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

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Q:	What does it mean if I get more than one Notice?

A:	Your shares are probably registered in more than one account. Please provide voting instructions for all Notices, proxy and voting instruction cards you receive.

Q:	How do I attend the Annual General Meeting via live audio webcast?

A:	If you are a registered shareholder, you will receive a proxy card which contains instructions on how to attend the Annual General Meeting via live audio webcast including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the Annual General Meeting starting December 5, 2023 at 9:00 a.m., Eastern Time (five business days prior to the meeting date) by visiting https://www.cstproxy.com/shuaa/am2023 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Annual General Meeting. At the start of the Annual General Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Annual General Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or nominee, you will need to contact Continental to receive a control number. If you plan to vote at the Annual General Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, Continental will issue you a guest control number with proof of ownership. In either case, you must contact Continental for specific instructions on how to receive the control number. Continental can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to Internet, you can listen only to the meeting by dialing + 1 800-450-7155 (toll-free) (or +1 857-999-9155 (standard rates apply) if you are located outside the United States or Canada) and when prompted enter the conference ID number: 8619373#. Please note that you will not be able to vote or ask questions at the Annual General Meeting if you choose to participate telephonically.

A separate conference line to allow participants to communicate with each other during the Annual General Meeting will also be made available.

Q:	How may my brokerage firm or other intermediary vote my shares if I fail to provide timely instructions?

A:	Brokerage firms and other intermediaries holding our shares in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely instructions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of BDO USA, LLP. Your broker will not have discretion to vote on the Articles Amendment Proposal, the re-appointment of Mr. Saleh Al Hashemi and Mr. Aashir Ahmed Siddiqui as Class I directors or the Adjournment Proposal, which are each “non-routine” matters, absent direction from you.

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Q:	How many votes are needed for approval of each proposal?

A:

●	Proposal No. 1—Articles Amendment Proposal: The amendment to the Charter must be approved by a special resolution under Cayman Islands law and our Charter, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

●	Proposal No. 2—Director Election Proposal: The re-appointment of the Class I directors must be approved (after giving effect to the Articles Amendment Proposal) by an ordinary resolution under Cayman Islands law and, subject to adoption of the Articles Amendment Proposal, our Charter, as amended thereby, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Class A Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

●	Proposal No. 3—Auditor Ratification Proposal: The ratification of the appointment of BDO USA, LLP requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting. Brokers are entitled to vote on this proposal, and therefore broker non-votes are not expected to exist and will have no effect on the outcome of this proposal.

●	Proposal No. 4—Adjournment Proposal: The approval of the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal, the Director Election Proposal and/or the Auditor Ratification Proposal, which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting, requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting.

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Q:	What if I want to vote against or don’t want to vote for any of the proposals?

A:	If you do not want any of the proposals to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Annual General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

Q:	How do the Company’s insiders intend to vote their shares?

A:	The Initial Shareholders collectively have the right to vote approximately 51.4% of the Company’s issued and outstanding Ordinary Shares and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders.

Q:	Can I change my vote after I have mailed my signed proxy card?

A:	Yes. Shareholders may email a later-dated, signed proxy card to ksmith@advantageproxy.com, so that it is received prior to the vote at the Annual General Meeting (which is scheduled to take place on December 12, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to ksmith@advantageproxy.com, which must be received prior to the vote at the Annual General Meeting. Shareholders may also attend the Annual General Meeting in person, revoke their proxy and vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?

A:	Voting on all resolutions at the Annual General Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. At the Annual General Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Articles Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the relevant proposal is approved, and any Ordinary Shares which are not voted at the Annual General Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

Q:	Where will I be able to find the voting results of the Annual General Meeting?

A:	We will announce preliminary voting results at the Annual General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

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Q:	Are there any appraisal, dissenters’ or similar rights for dissenting shareholders?

A:	Our Charter does not provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Annual General Meeting. Shareholders do not have dissenters’ rights in connection with any of the proposals to be voted upon at the Annual General Meeting under Cayman Islands law.

Q:	What is the deadline to propose actions for consideration at next year’s annual general meeting or to nominate individuals to serve as directors?

A:	Our Charter provides for advance notice procedures with respect to shareholder proposals and the nomination of candidates for appointment as directors, other than nominations made by or at the direction of our board of directors or a committee of our board of directors. In order for any matter to be properly brought before an annual general meeting, a shareholder will have to comply with advance notice requirements. Generally, to be timely, a shareholder notice must be received at our principal executive offices not less than 120 calendar days prior to the date of our proxy statement released to shareholders in connection with the prior year’s annual general meeting or, if we did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of directors with such deadline being a reasonable time before we begin to print and send our related proxy materials.

Q:	Who can help answer my questions?

A:	If you have questions about the Annual General Meeting or the proposals, or if you need copies of the proxy statement, our Annual Report (defined below) or the enclosed proxy card you should contact:

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free Telephone: (877) 870-8565

Main Telephone: (206) 870-8565

Email: ksmith@advantageproxy.com

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THE ANNUAL GENERAL MEETING

Date, Time, Place and Purpose of the Annual General Meeting

The Annual General Meeting will be held on Tuesday, December 12, 2023 at 9:00 a.m., Eastern Time, via a virtual meeting, to consider and vote upon the proposals to be put to the Annual General Meeting. Shareholders are encouraged to attend the meeting virtually via the Internet at https://www.cstproxy.com/shuaa/am2023.

At the Annual General Meeting, the holders of Class A Ordinary Shares and the holders of Class B Ordinary Shares will be asked to consider and vote upon the following proposals:

● Articles Amendment Proposal: A special resolution to amend the Company’s Charter such that, in the event that there are no Class B Ordinary Shares outstanding, the holders of the Class A Ordinary Shares will have the right to vote on the election of the Company’s directors (the “Articles Amendment Proposal”).

● Director Election Proposal: An ordinary resolution to re-appoint Mr. Saleh Al Hashemi and Mr. Aashir Ahmed Siddiqui as Class I directors on the Company’s board of directors to serve until the 2025 annual general meeting, until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal (the “Director Election Proposal”).

● Auditor Ratification Proposal: An ordinary resolution to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 (the “Auditor Ratification Proposal”).

● Adjournment Proposal: An ordinary resolution to approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal, the Director Election Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on October 17, 2023, the “record date,” are entitled to notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote; provided that holders of the Class A Ordinary Shares will only have the right to vote on the Director Election Proposal if the Articles Amendment Proposal is approved. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 5,281,612 Ordinary Shares issued and outstanding, including 5,281,612 Class A Ordinary Shares (that were initially sold as part of our initial public offering) and zero Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Annual General Meeting for the Annual General Meeting to be properly held under our Charter. The presence, in person or by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of one-third of the issued and outstanding Ordinary Shares entitled to vote at the Annual General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters, such as the Articles Amendment Proposal, the re-appointment of Mr. Saleh Al Hashemi and Mr. Aashir Ahmed Siddiqui as Class I directors and the Adjournment Proposal.

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Votes Required

●	Proposal No. 1—Articles Amendment Proposal: The amendment to the Charter must be approved by a special resolution under Cayman Islands law and our Charter, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

●	Proposal No. 2—Director Election Proposal: The re-appointment of the Class I directors must be approved (after giving effect to the Articles Amendment Proposal) by an ordinary resolution under Cayman Islands law and, subject to adoption of the Articles Amendment Proposal, the Charter (as amended thereby), being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Class A Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

●	Proposal No. 3—Auditor Ratification Proposal: The ratification of the appointment of BDO USA, LLP requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting. Brokers are entitled to vote on this proposal, and therefore broker non-votes are not expected to exist and will have no effect on the outcome of this proposal.

●	Proposal No. 4—Adjournment Proposal: The approval of the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal, the Director Election Proposal and/or the Auditor Ratification Proposal, which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting, requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting.

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If you do not want any of the proposals to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Annual General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

Voting

Our board of directors is asking for your proxy. By signing, dating and returning the proxy card, you are authorizing the individual(s) named on the proxy card to vote your shares at the Annual General Meeting in the manner you indicate. You may vote for, against or withhold your vote for the proposal or you may abstain from voting. All valid proxies received will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual General Meeting.

You can vote your Ordinary Shares at the Annual General Meeting in person or by proxy. If you attend the Annual General Meeting and plan to vote in person at the offices of the Company, you will be provided with a ballot at the Annual General Meeting. You may also attend and vote at the Annual General Meeting by visiting https://www.cstproxy.com/shuaa/am2023 and entering the control number found on your proxy card. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters, such as the Articles Amendment Proposal, the re-appointment of Mr. Saleh Al Hashemi and Mr. Aashir Ahmed Siddiqui and the Adjournment Proposal.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, Inc. (“Advantage Proxy”), at (206) 870-8565, toll free at (877) 870-8565 or by sending a letter to PO Box 10904, Yakina, WA 98909, or by emailing ksmith@advantageproxy.com.

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Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company’s board of directors at 190 Elgin Avenue, George Town, Grand Cayman, KY1-9008 Cayman Islands, so that it is received prior to the vote at the Annual General Meeting (which is scheduled to take place on December 12, 2023). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s board of directors, which must be received prior to the vote at the Annual General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Annual General Meeting

The Annual General Meeting will be held at 9:00 a.m. Eastern Time, on Tuesday, December 12, 2023, via a virtual meeting. Shareholders are encouraged to attend the meeting virtually via live webcast online at https://www.cstproxy.com/shuaa/am2023. The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/shuaa/am2023 and entering the control number found on your proxy card. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

Solicitation of Proxies

The Company is soliciting proxies for use at the Annual General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Annual General Meeting. We have agreed to pay Advantage Proxy a fee of $8,500, plus disbursements, and will reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Advantage Proxy at:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
Email: ksmith@advantageproxy.com

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

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Appraisal and Dissenters’ Rights

Our Charter does not provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Annual General Meeting. Shareholders do not have dissenters’ rights in connection with any of the proposals to be voted upon at the Annual General Meeting under Cayman Islands law.

Other Business

Our board of directors does not know of any other matters to be presented at the Annual General Meeting. If any additional matters are properly presented at the Annual General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands. Our telephone number is +971 4 330 3600. Our corporate website address is https://www.spac.shuaa. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which is currently composed of five members. Four of our directors are independent within the meaning of the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”).

Our board of directors is divided into three classes, with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a two-year term.

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The following table sets forth the names, ages as of October 25, 2023, and certain other information for the Class I directors, both of whom are nominees for appointment as director at the Annual General Meeting and the Class II and III directors, all of whom are continuing members of our board of directors:

Name	Class	Age	Position	Director Since	Current Term Expiring	Expiration of Term for which Nominated
Directors/Nominees
Fawad Tariq Khan	III	40	Chief Executive Officer and Director	2022	2025	—
Aashir Ahmed Siddiqui(1)	I	48	Director	2022	2023	2025
Saleh Al Hashemi, Ph.D.(1)	I	48	Director	2022	2023	2025
Ali Ojjeh(2)(3)	II	56	Director	2022	2024	—
Dhaen Al Hameli(1)(2)(3)	II	39	Director	2022	2024	—

(1) Member of Audit Committee

(2) Member of Compensation Committee

(3) Member of Nominating and Corporate Governance Committee

Nominees for Class I Directors

Aashir Ahmed Siddiqui, a member of our board of directors, is a tech investor with 20+ years of management, investment and board experience. He has served on the board of directors since August 2020, and as a general partner since December 2021, at Sukna Ventures, a Riyadh-based early-stage venture capital firm investing in digital transformation businesses. Mr. Siddiqui is also currently working with several venture capital and private equity funds and startups, typically on the advisory board and/or investment committee as a coach or mentor, including: Race Capital (formation stage enterprise infrastructure deep tech VC fund), Merus Capital (top quartile early stage enterprise deep tech VC fund), Lumikai Fund I (India gaming and interactive media-focused VC fund), VI Partners (Swiss-based health sciences and technology-focused VC firm), Zayn Frontier Capital (early-stage VC fund in Pakistan), and Unifonic (coach and mentor to the founders since 2016 of a leading CPAAS business), among others. He was part of the global leadership team as a partner and member of the investment committee at 500 Startups (now 500 Global) from November 2016 to March 2019, dividing time between San Francisco and the Middle East, where he raised significant capital and was a partner on flagship funds. Prior to 500 Startups, Mr. Siddiqui was Group Vice President and Global Head of M&A and Corporate Venture Capital from April 2006 to September 2014 at Etisalat Group, an Emirati-based multinational telecommunications services provider, where he led and closed deals valued at approximately $15 billion, with approximately $7 billion invested. From April 2015 to May 2016, he was a member of the investment committee of Mobily Ventures, a Riyadh-based venture capital firm investing in high-tech startups, and was seconded from September 2014 to September 2016 as head of corporate development at Mobily, a Saudi Arabian telecommunications services company. He was a founding board member and chairman of the investment committee from February 2013 to May 2017 at iMENA Group, an Emirati-based start-ups investment company. Mr. Siddiqui started his career as an entrepreneur in the late 1990’s and was part of the early founding teams at several startups in the United States and United Kingdom, including Asite.com (CommerceOne-powered enterprise e-procurement portal) and Instantreg.com (co-founded Santa Clara-based event registration business-to-business software-as-a-service business now part of Nvolv). Mr. Siddiqui holds a Masters in Science in Software Development and a Bachelors of Arts in Business Administration from Coventry University, UK, and he has attended several executive education programs at INSEAD, Massachusetts Institute of Technology, Harvard Business School, including the Stanford VC Unlocked Program and the Stanford Idea-to-Market Program.

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We believe Mr. Siddiqui’s broad investment experience makes him well-qualified to serve as a member of our board of directors.

Saleh Al Hashemi, Ph.D., a member of our board of directors, brings a 20+ years of experience working in senior leadership positions across businesses, government, and academia. Dr. Al Hashemi became the Chairman of Dubai Islamic Insurance & Reinsurance Co. PJSC in March 2021 and has served as the Chairman of Reem Finance PJSC, an Abu Dhabi-based provider of innovative financing products for the MENA region, since December 2016. Dr. Al Hashemi currently serves as the director of commercial and In-Country Value (ICV) program at Abu Dhabi National Oil Company, since June 2021. He was the Chief Executive Officer of Algorythma, a world-class sustainable technology company, from July 2017 until June 2021, the Managing Director of Krypto Labs, a global innovation hub, Managing Director of Saal, an innovative applied artificial intelligence company, from May 2017 until May 2021, as a member of the board of directors of Alef Education, an education technology company, from January 2018 until January 2021, and as a member of the board of directors of Silicon Valley-based 500 Startups, one of the most active global venture capital firms, from March 2018 until December 2020. He served from May 2011 until September 2016 as the Executive Director of Infrastructure and Environment at the General Secretariat of Abu Dhabi’s Executive Council. During his tenure at the Executive Council, Dr. Al Hashemi was instrumental in advising the government in restructuring key infrastructure projects and state-owned commercial enterprises to improve the use of sponsor capital and financing to better align these initiatives to the long-term interests of the Emirate of Abu Dhabi. From September 2016 until July 2017, Dr. Al Hashemi was also the CEO and Managing Director of Integrated Capital PJSC. In 2001, he led the development of the Petroleum Institute where he helped open several innovation and research centers within the Abu Dhabi National Oil Company complex. Dr. Al Hashemi holds a Doctorate of Philosophy in Chemical Engineering from Tufts University. He is a patented inventor and a published author in several peer-reviewed academic journals, including Science Magazine.

We believe Mr. Al Hashemi’s broad executive experience makes him well-qualified to serve as a member of our board of directors.

Continuing Class II Directors

Ali Ojjeh, a member of our board of directors, brings an in-depth understanding of financial markets with specific expertise in the energy and technology sectors. Mr. Ojjeh has served as the Chief Executive Officer and Managing Partner of The Capital Partnership (“TCP”), an asset management and investment platform with $7 billion in assets under management, since he co-founded the company in 1998. During that time, he also served as the chairman of TCP’s executive and investment committees and is currently a director of several private TCP portfolio companies. Since July 2016, he has also served as the Executive Chairman of Northgate Capital, a venture capital and private equity firm with $5 billion in assets under management. Northgate Capital is headquartered in San Francisco, with offices in London, Mexico City, and Melbourne. Prior to co-founding TCP in 1998, Mr. Ojjeh worked in various departments at Goldman Sachs & Co. in New York, including Equity Research, Equity Trading, Equity Proprietary Trading and Principal Investments. In 1996, he relocated to Morgan Stanley in London, where he managed client portfolios at Morgan Stanley Asset Management. Mr. Ojjeh is active in education and serves on the advisory boards of the Graduate School of Business (GSB) and the Freeman Spogli Institute for International Studies (FSI) at Stanford University. Mr. Ojjeh holds a Bachelor of Science in Financial Economics from Carnegie-Mellon University and a Master of Business Administration from Stanford Business School. He received the “Best article of the year” award from the Wharton Journal in 1988. Mr. Ojjeh possesses a Series 7 NASD Registration and has been approved by the United Kingdom Financial Conduct Authority under section 59 of the Financial Services and Markets Act of 2000 to perform certain controlled functions for TCP in the United Kingdom.

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We believe Mr. Ojjeh’s broad investment experience makes him well-qualified to serve as a member of our board of directors.

Dhaen Al Hameli, a member of our board of directors, has served as the Executive Director of the Core Portfolio Department (“CPD”) at the Abu Dhabi Investment Authority (“ADIA”), one of the world’s largest sovereign wealth funds, since January 2017. As the Executive Director of CPD, which includes ADIA’s Central Treasury, Trading and the Total Portfolio Solutions Groups, Mr. Al Hameli enables ADIA’s total portfolio management strategy through funding implementation, beta replication and execution. He is responsible for the overall management of the CPD and is particularly involved in the areas of investment strategy, performance, risk, and organizational development. Mr. Al Hameli joined ADIA in April 2006 as a Credit Analyst in the Fixed Income & Treasury Department. During his time with the Credit team, he managed the Telecoms, Media, and Technology portfolio and covered-bond portfolio. In 2009, he moved to the External Fixed Income team where he focused on hiring external managers alongside his day-to-day duties. In March 2011, Mr. Al Hameli was promoted to Deputy Director of ADIA, a position he held until becoming Executive Director in 2017, and began managing ADIA’s liquidity needs and cash investments in the short-term money markets, as well as overseeing a global portfolio of investment across a broad range of fixed income securities. Mr. Al Hameli currently holds a number of additional active roles within ADIA, including service as Second Vice Chair to the Management Committee and as a member of the Investment Committee. He also has extensive experience serving on the boards of directors of notable institutions, including in his current position on the board of the Abu Dhabi Islamic Bank (“ADIB”), which began in May 2019. He previously served on the board of the Abu Dhabi Investment Company from June 2015 until May 2019, on the board of the Abu Dhabi Health Services Company from October 2014 until February 2018, and on the board of the Arab Investment Company from June 2012 until June 2015. He completed the Executive Education, General Management Program at the Harvard Business School in 2014 and graduated with a Bachelor of Science in Finance from Concordia University in Montreal in May 2006. He has been a CFA charter holder since 2008.

We believe Mr. Al Hameli’s broad investment experience makes him well-qualified to serve as a member of our board of directors.

Continuing Class III Director

Fawad Tariq Khan, our Chief Executive Officer and member of our board of directors, joined SHUAA Capital in 2014 and has served as a Managing Director and head of its Investment Banking Group since September 2019, with responsibilities for SHUAA Capital’s advisory, capital markets and credit business lines. He also serves on the board of directors of Northacre, a London-based luxury homebuilder, NCM Investment Company, a global foreign exchange and commodities platform, and Anghami Inc., a leading MENA-based music streaming platform listed on Nasdaq stock exchange. Mr. Khan started his career at Deloitte & Touche in September 2006 based out of London, before eventually joining the Dubai office where he helped set up its Middle East debt advisory practice. He holds a Bachelor of Science in Computer Science from University College Cork and a Master of Science in Business Studies from UCD Smurfit Business School. Mr. Khan also served in the military police of the Irish Reserve Defense Forces.

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We believe Mr. Hudlin’s broad executive and investment experience makes him well-qualified to serve as a member of our board of directors.

Director Independence

The Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors determined that a majority of our board of directors, consisting of Aashir Ahmed Siddiqui, Saleh Al Hashemi, Ali Ojjeh and Dhaen Al Hameli, are “independent directors” as defined in the Nasdaq listing standards. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Board Meetings and Committees

During the fiscal year ended December 31, 2022, neither our board of directors nor any of its committee held any formal meetings.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual general meetings of shareholders, we encourage, but do not require, our directors to attend.

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors.

Audit Committee

We have established an audit committee of the board of directors. The members of our audit committee are Aashir Ahmed Siddiqui, Dhaen Al Hameli and Dr. Saleh Al Hashemi, and Dhaen Al Hameli serves as chairman of the audit committee.

Each member of the audit committee is financially literate and our board of directors has determined that Dhaen Al Hameli qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

●	assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors;

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

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●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent auditors;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors. The members of our compensation committee are Ali Ojjeh and Dhaen Al Hameli, and Ali Ojjeh serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

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●	reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to board approval of all of our other officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee of the board of directors. The members of our nominating and corporate governance committee are Ali Ojjeh and Dhaen Al Hameli, and Dhaen Al Hameli serves as chair of the nominating and corporate governance committee. We have adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

●	identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board of directors, and recommending to the board of directors candidates for nomination for appointment at the annual general meeting or to fill vacancies on the board of directors;

●	developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

●	coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

●	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

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The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. You will be able to review this document by accessing our public filings at the SEC’s website at www.sec.gov and a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.

Communications with our Board of Directors

Interested parties wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors, and mailing the correspondence to SHUAA Partners Acquisition Corp I, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands. Each communication should set forth (i) the name and address of the shareholder, as it appears on our books, and if the shares are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares that are owned of record by the record holder and beneficially by the beneficial owner. Our management, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the Chairman of our board of directors.

Executive Officer and Director Compensation

None of our executive officers or directors have received any cash compensation for services rendered to the Company. Until consummation of an initial business combination, the Company will pay our Sponsor or an affiliate an aggregate fee of $10,000 per month for office space and secretarial and administrative services. However, this arrangement is solely for the benefit of the Company and is not intended to provide any of our directors or executive officers with compensation in lieu of a salary.

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In addition, in March 2022, our Sponsor transferred 20,000 founder shares to each of the Company’s four independent directors, with an aggregate grant date fair value per independent director of $80. On June 1, 2023, the holders of the Company’s outstanding founder shares, including each independent director, converted all outstanding founder shares into Class A Ordinary Shares. Notwithstanding the conversions, such holders will not be entitled to receive any monies held in the Company’s trust account as a result of their ownership of any Class A Ordinary Shares issued upon conversion of the founder shares.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other compensation from the combined company. All compensation will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our officers after the completion of our initial business combination will be determined by a compensation committee constituted solely by independent directors.

We are not party to any agreements with our directors and officers that provide for benefits upon termination of employment. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business, and we do not believe that the ability of our management to remain with us after the consummation of our initial business combination should be a determining factor in our decision to proceed with any potential business combination.

Legal Proceedings

None.

Periodic Reporting and Audited Financial Statements

The Company has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, the Company’s annual reports contain financial statements audited and reported on by the Company’s independent registered public accounting firm. The Company has most recently filed with the SEC its Quarterly Report on Form 10-Q, as amended, covering the quarter ended June 30, 2023.

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PROPOSAL NO. 1
ARTICLES AMENDMENT PROPOSAL

The Company is proposing to amend its Charter such that, in the event that there are no Class B Ordinary Shares outstanding, the holders of the Class A Ordinary Shares will have the right to vote on the election of the Company’s directors.

On June 1, 2023, the holders of the Company’s outstanding Class B Ordinary Shares converted all outstanding founder shares into Class A Ordinary Shares. Without the proposed amendment to the Charter, the Company would not have any shareholders permitted to vote on the election or removal of the Company’s directors under its Charter.

Vote Required

The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Annual General Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Annual General Meeting and therefore will have no effect on the approval of the Articles Amendment Proposal.

Full Text of the Resolution

“RESOLVED, as a special resolution, that:

Article 97 of the Company’s amended and restated memorandum and articles of association, as amended (the “Charter”) be amended by deleting the following sentence of such section:

Prior to an initial Business Combination, and subject to the terms of any Preference Shares, only holders of Class B Shares will have the right to vote on the election of Directors pursuant to Article 96 or the removal of the Directors pursuant to Article 115.

and replacing it with the following:

Prior to an initial Business Combination, and subject to the terms of any Preferences Shares, only holders of Class B Shares will have the right to vote on the election of Directors pursuant to Article 96 or the removal of the Directors pursuant to Articles 115, and should there be no Class B Shares in issue then the holders of the Class A Shares will have the right to vote on the election of Directors pursuant to Article 96 or the removal of the Directors pursuant to Article 115.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ARTICLES AMENDMENT PROPOSAL.

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PROPOSAL NO. 2
DIRECTOR ELECTION PROPOSAL

Our board of directors is currently composed of five members. At the Annual General Meeting, we are asking the shareholders of the Company to re-elect two Class I directors for a two-year term. Each director’s term continues until the appointment and qualification of his or her successor, or such director’s earlier death, resignation, retirement, disqualification or removal.

Nominees

Our independent directors have recommended, and our board of directors has approved, both Mr. Saleh Al Hashemi and Mr. Aashir Ahmed Siddiqui as nominees for re-appointment as Class I directors on our board of directors at the Annual General Meeting. If re-appointed, both Mr. Saleh Al Hashemi and Mr. Aashir Ahmed Siddiqui will serve as a director until the 2025 annual general meeting, until a successor is duly appointed and qualified, or until their earlier death, resignation or removal. Mr. Saleh Al Hashemi and Mr. Aashir Ahmed Siddiqui are currently directors of the Company. For information concerning the nominees, please see the section titled “Board of Directors, Executive Officers and Corporate Governance.”

If you are a shareholder of record and you sign and date your proxy card but do not give instructions with respect to the voting on the Director Election Proposal, your shares will be voted “FOR” the re-appointment of Mr. Saleh Al Hashemi and Mr. Aashir Ahmed Siddiqui; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual General Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a street name shareholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares un-voted on this matter.

Vote Required

The re-appointment of the Class I directors must be approved (after giving effect to the Articles Amendment Proposal) by an ordinary resolution of the holders of our Ordinary Shares under Cayman Islands law and, subject to adoption of the Articles Amendment Proposal, our Charter (as amended thereby), being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Class A Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that each of Mr. Saleh Al Hashemi and Mr. Aashir Ahmed Siddiqui be re-appointed as a Class I director on the Company’s board of directors to serve until the 2025 annual general meeting of the Company, until their respective successors are duly appointed and qualified, or until their earlier death, resignation or removal.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE AND DIRECTOR ELECTION PROPOSAL.

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PROPOSAL NO. 3
AUDITOR RATIFICATION PROPOSAL

We are asking the shareholders to ratify by ordinary resolution the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our audit committee may reconsider the selection of BDO USA, LLP as our independent registered public accounting firm.

BDO USA, LLP served as the independent registered public accounting firm of the Company for the fiscal years ended December 31, 2022 and December 31, 2021. Representatives of BDO USA, LLP are expected to be present at the Annual General Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If our shareholders do not ratify the appointment of BDO USA, LLP, our board of directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

Fees for professional services provided by our independent registered public accounting firm since inception include:

	For the Fiscal Year ended December 31, 2022	For the Period ended December 31, 2021
Audit fees(1)	$200,000	$200,000

(1)	Audit fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, valuation services and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

Auditor Independence

During the fiscal year ended December 31, 2022 and the period ended December 31, 2021, there were no other professional services provided by BDO USA, LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of BDO USA, LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the audit committee charter.

Vote Required

The ratification of the appointment of BDO USA, LLP requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting. Brokers are entitled to vote on this proposal, and therefore broker non-votes are not expected to exist and will have no effect on the outcome of this proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the appointment of BDO USA, LLP, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 be ratified, approved and confirmed in all respects.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP, AND THE APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL.

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REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed our audited financial statements with management and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the audit committee has received the written disclosures from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding our independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Submitted by:
Audit Committee of our Board of Directors
Dhaen Al Hameli
Saleh Al Hashemi, Ph.D.
Aashir Ahmed Siddiqui

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

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PROPOSAL NO. 4
THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the Annual General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal, the Director Election Proposal and/or the Auditor Ratification Proposal. The Adjournment Proposal will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board of directors may not be able to adjourn the Annual General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Articles Amendment Proposal, the Director Election Proposal and/or the Auditor Ratification Proposal.

Vote Required

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the annual general meeting to a later time, date and place to be determined by the chairman of the annual general meeting be and is hereby authorized and approved.”

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of October 25, 2023, with respect to our Ordinary Shares held by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;

●	each of our directors and executive officers that beneficially owns Ordinary Shares; and

●	all our directors and executive officers as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to the Ordinary Shares beneficially owned by them. The following table does not reflect beneficial ownership of the private placement warrants or the public warrants included in the units offered in our initial public offering as these warrants are not exercisable within 60 days of the date hereof.

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Unless otherwise noted, the beneficial ownership of our Class A Ordinary Shares and Class B Ordinary Shares is based on 5,281,612 Ordinary Shares issued and outstanding as of October 25, 2023, consisting of 5,281,612 Class A Ordinary Shares and zero Class B Ordinary Shares. This table is based on information supplied by officers, directors and shareholders and by Schedules 13D and Schedules 13G, if any, filed with the SEC.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares(2)
Directors and Executive Officers
Fawad Tariq Khan(3)	2,636,250	49.9%
Mohammad El Beitam	—	—
Ali Ojjeh	20,000	3.8%
Dhaen Al Hameli	20,000	3.8%
Saleh Al Hashemi, Ph.D.	20,000	3.8%
Aashir Ahmed Siddiqui	20,000	3.8%
All directors and executive officers of the Company as a group (six individuals)	2,716,250	51.4%
5% Shareholders
SHUAA SPAC Sponsor I LLC (our Sponsor)(3)	2,636,250	49.9%
Glazer Capital, LLC(4)	320,317	6.1%

(1)	Unless otherwise noted, the business address of each of our shareholders is 190 Elgin Avenue, George Town, Grand Cayman, KY1-9008 Cayman Islands.

(2)	Interests shown consist solely of Class A Ordinary Shares; on June 1, 2023, the holders of the Company’s outstanding Class B Ordinary Shares converted all outstanding Class B Ordinary Shares into Class A Ordinary Shares.

(3)	SHUAA SPAC Sponsor I LLC, our Sponsor, is the record holder of 2,636,250 of the Class A Ordinary Shares reported herein. Mr. Khan may be deemed to beneficially own shares held by our sponsor as Chief Executive Officer of our Sponsor. Mr. Khan disclaims beneficial ownership of our Ordinary Shares held by our Sponsor. Each of the identified officers are employees of SHUAA Capital and will receive future compensation from SHUAA Capital, including bonuses based on our performance

(4)	The securities reported herein are held by certain funds and accounts to which Glazer Capital, LLC, a Delaware limited liability company (“Glazer”), serves as investment manager, Mr. Paul J. Glazer serves as the Managing Member of Glazer, based solely on Amendment No. 1 to the Schedule 13G filed by Glazer with the SEC on September 11, 2023 (the “Glazer 13G”). The business address of Glazer Capital, LLC is 250 West 55th Street, Suite 30A, New York, New York 10019.

Our Initial Shareholders beneficially own approximately 51.4% of our issued and outstanding Ordinary Shares. Because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Charter and approval of significant corporate transactions.

The founder shares, private placement warrants and any Class A Ordinary Shares issued upon conversion or exercise thereof are each subject to transfer restrictions pursuant to lock-up provisions in the agreement entered into by our sponsor and management team. Our initial shareholders, directors and officers have agreed not to transfer, assign or sell any of their founder shares (or Class A Ordinary Shares issued upon conversion or exercise thereof) until the earliest of (A) one year after the completion of our initial business combination and (B) subsequent to our initial business combination, (x) if the closing price of our Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 180 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of our public shareholders having the right to exchange their Class A Ordinary Shares for cash, securities or other property. The private placement warrants and the respective Class A Ordinary Shares underlying such warrants are not transferable or salable until 30 days after the completion of our initial business combination. The foregoing restrictions are not applicable to transfers (a) to our directors or officers or those of the underwriters (including persons that become a director or officer substantially contemporaneously with such transfer), any affiliates or family members of any of such directors or officers or those of the underwriters, any members, partners, consultants or employees of our sponsor (or former Sponsor if such transfer occurs after the dissolution of our sponsor) or the underwriters, or any affiliates of our Sponsor (or former Sponsor if such transfer occurs after the dissolution of our sponsor) or the underwriters, (b) in the case of an individual, by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the consummation of a business combination at prices no greater than the price at which the securities were originally purchased; (f) in the event of our liquidation prior to our completion of our initial business combination; (g) in the case of an entity, by virtue of the laws of its jurisdiction or its organizational documents or operating agreement; or (h) in the event of our completion of a liquidation, merger, share exchange, reorganization or other similar transaction which results in all of our shareholders having the right to exchange their Class A Ordinary Shares for cash, securities or other property subsequent to our completion of our initial business combination; provided, however, that in the case of clauses (a) through (e) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions.

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RELATED PARTY TRANSACTIONS

Founder Shares

On October 8, 2021, the Sponsor paid $25,000, or approximately $0.004 per share, to cover certain offering costs in consideration for 5,750,000 founder shares, par value $0.0001. On February 22, 2022, the Sponsor surrendered an aggregate of 2,875,000 founder shares, thereby resulting in 2,875,000 remaining founder shares held by the Sponsor.

On March 1, 2022, the Sponsor approved the transfer of 20,000 founder shares at their original purchase price to each of Mr. Ojjeh, Mr. Siddiqui, Mr. Al Hameli and Dr. Al Hashemi (collectively, the “Independent Directors”). The founder shares held by the Independent Directors were not subject to forfeiture in the event the Underwriters’ over-allotment option was not exercised. The fair value of the 80,000 shares transferred to the Independent Directors was approximately $560,000 or $7.00 per share. The Company recognized $560,000 stock-based compensation expenses for the year ended December 31, 2022, as these founder shares transferred to Independent Directors are not subject to any performance obligations.

On March 15, 2022, following the partial exercise of the over-allotment option, the Underwriters forfeited the balance of the over-allotment option, resulting in the forfeiture of 158,750 founder shares by the Sponsor. On June 1, 2023, in connection with the amendment to the Company’s Charter, the holders of the Company’s 2,716,250 founder shares converted all such founders shares into Class A Ordinary Shares.

The Company’s initial shareholders, directors and officers have agreed not to transfer, assign or sell any of their founder shares (or Class A Ordinary Shares issued upon conversion or exercise thereof) until the earlier to occur of: (A) one year after the completion of the initial business combination; and (B) subsequent to the initial business combination (x) if the last reported sale price of the Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, consolidations, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30 trading day period commencing at least 180 days after the initial business combination or (y) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of its public shareholders having the right to exchange their Class A Ordinary Shares for cash, securities or other property.

Private Placement Warrants

Simultaneously with the closing of our initial public offering, the Company consummated the Private Placement of 6,765,000 Private Placement Warrants, at a price of $1.00 per Private Placement Warrant, with the Sponsor, generating gross proceeds of $6,765,000. On March 8, 2022, in connection with the underwriters’ exercise of their over-allotment option, the Company consummated the Private Placement of an additional 346,000 Private Placement Warrants, at a price of $1.00 per Private Placement Warrant, with the Sponsor, generating gross proceeds of $346,000.

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Each whole Private Placement Warrant is exercisable for one whole Class A Ordinary Share at a price of $11.50 per share. A portion of the proceeds from the sale of the Private Placement Warrants to the Sponsor was added to the proceeds from our initial public offering held in the Trust Account. If the Company does not complete a business combination by the November 4, 2023 (or until June 4, 2024 if the Company further extends the period of time to consummate its initial business combination), the Private Placement Warrants will expire worthless.

The Sponsor, subject to limited exceptions, has agreed not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the initial business combination.

Related Party Loans

On October 8, 2021, the Sponsor agreed to loan the Company up to $1,000,000 to be used for a portion of the expenses of our initial public offering. These loans were non-interest bearing, unsecured and due at the earlier of May 30, 2022 or the closing of our initial public offering. The promissory note was repaid on March 8, 2022 and subsequently terminated.

On June 1, 2023, the Company issued an unsecured promissory note (the “Extension Promissory Note”) in the total principal amount of up to $840,000 to the Sponsor. The Sponsor funded the initial principal amount of $210,000 under the Extension Promissory Note on July 6, 2023, and on October 4, 2023, the Sponsor funded the principal amount of $70,000 under the Extension Promissory Note.

The Extension Promissory Note does not bear interest and matures upon closing of the Company’s initial business combination. In the event that the Company does not consummate a business combination, the Extension Promissory Note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If the Company does complete an initial business combination, the Company will, at the option of the Sponsor, repay such loaned amounts out of the proceeds of the Trust Account released to the Company or convert a portion or all of the total loan amount into warrants at a price of $1.00 per warrant, which warrants will be identical to those Private Placement Warrants sold to the Sponsor by the Company in connection with the initial public offering.

In order to finance transaction costs in connection with an initial business combination, the Company issued a promissory note (the “Working Capital Note”) in the principal amount of up to $1,000,000 to the Sponsor to fund the Company’s ongoing working capital needs. As of October 16, 2023, the Company had $180,000 of outstanding borrowings under the Working Capital Note. The Working Capital Note bears no interest and is due and payable upon the date on which the Company’s initial business combination is consummated. If the Company does not consummate an initial business combination by June 4, 2024, the Working Capital Note will not be repaid and all amounts owed thereunder will be forgiven except to the extent that the Company has funds available outside of its trust account. The issuance of the Promissory Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

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Administrative Support Agreement

The Company entered into an administrative services agreement pursuant to which they will pay the Sponsor a total of $10,000 per month for certain office space and administrative and support services.

Policy for Approval of Related Party Transactions

Acting upon the recommendation of our audit committee, our board of directors adopted a policy setting forth the policies and procedures for the audit committee’s review and approval or ratification of “Related Person Transaction.” A “Related Person Transaction” is any consummated or proposed transaction or series of transactions: (1) involving an amount in excess of $120,000 in which the Company is or will be a participant and in which a “Related Person” has or will have a direct or indirect material interest, including without limitation any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or (2) that would need to be disclosed under Item 404(a) of Regulation S-K. “Related parties” under this policy will include: (i) our executive officers, directors and director nominees, (ii) a beneficial owner of more than 5% of any class of our voting securities, and (iii) any immediate family member of, or any entity controlled by, any of the persons identified in clauses (i) or (ii).

Pursuant to the policy, the audit committee will consider (i) the size of the transaction and the amount payable to a Related Person; (ii) the nature of the interest of the Related Person in the transaction; (iii) whether the transaction may involve a conflict of interest; and (iv) whether the transaction involves the purchase or sale of assets by the Company or the provision of goods or services to the Company, and, if so, whether the transaction is on terms and made under circumstances that are at least as favorable to the Company as would be available in comparable transactions with or involving unaffiliated third parties. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website at https://www.spac.shuaa.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like copies of this proxy statement or if you have questions about the proposals to be presented at the Annual General Meeting, you should contact the Advantage Proxy at the following address and telephone number:

Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
Email: ksmith@advantageproxy.com

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If you are a shareholder of the Company and would like to request documents, please do so by December 5, 2023 (one week prior to the Annual General Meeting), in order to receive them before the Annual General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

OTHER MATTERS

Fiscal Year 2022 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2022, are included in our Annual Report on Form 10-K, filed with the SEC on March 31, 2023 (our “Annual Report”). This proxy statement and our Annual Report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to SHUAA Partners Acquisition Corp I, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands.

SHAREHOLDER PROPOSALS

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, our Charter provides that to be timely, a shareholder notice must be received at our principal executive offices not less than 120 calendar days prior to the date of our proxy statement released to shareholders in connection with the prior year’s annual general meeting or, if we did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of directors with such deadline being a reasonable time before we begin to print and send our related proxy materials.

The Board is aware of no other matter that may be brought before the annual meeting.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if it believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholders and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at SHUAA Partners Acquisition Corp I, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

* * *

Our board of directors does not know of any other matters to be presented at the Annual General Meeting. If any additional matters are properly presented at the Annual General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to complete, sign, date and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
October 25, 2023

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[PROXY CARD]

SHUAA Partners Acquisition Corp I
190 Elgin Avenue
George Town, Grand Cayman
KY1-9008, Cayman Islands

ANNUAL GENERAL MEETING
OF SHUAA PARTNERS ACQUISITION CORP I

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL GENERAL MEETING
TO BE HELD ON DECEMBER 12, 2023.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated October 25, 2023, in connection with the annual general meeting (the “Annual General Meeting”) of SHUAA Partners Acquisition Corp I (the “Company”) to be held at 9:00 a.m. Eastern Time on December 12, 2023, via a virtual meeting, and hereby appoints Yasmina Souri and Hatem Kammoun, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2A, 2B, 3 AND 4.

(Continued and to be marked, dated and signed on reverse side)

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Please mark vote as
indicated in this example

☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2A, 2B, 3 AND 4.

Proposal No. 1—Articles Amendment Proposal—RESOLVED, as a special resolution, that:

Article 97 of the Company’s amended and restated memorandum and articles of association, as amended (the “Charter”) be amended by deleting the following sentence of such section:

Prior to an initial Business Combination, and subject to the terms of any Preference Shares, only holders of Class B Shares will have the right to vote on the election of Directors pursuant to Article 96 or the removal of the Directors pursuant to Article 115.

and replacing it with the following:

Prior to an initial Business Combination, and subject to the terms of any Preferences Shares, only holders of Class B Shares will have the right to vote on the election of Directors pursuant to Article 96 or the removal of the Directors pursuant to Articles 115, and should there be no Class B Shares in issue then the holders of the Class A Shares will have the right to vote on the election of Directors pursuant to Article 96 or the removal of the Directors pursuant to Article 115.

For	☐	Against	☐	Abstain	☐

Proposal No. 2A—Director Election Proposal—RESOLVED, as an ordinary resolution, that Mr. Saleh Al Hashemi be re-appointed as a Class I director on the Company’s board of directors to serve until the 2025 annual general meeting of the Company, until his successor is duly appointed and qualified, or until his earlier death, resignation or removal.

For	☐	Against	☐	Abstain	☐

Proposal No. 2A—Director Election Proposal—RESOLVED, as an ordinary resolution, that Mr. Aashir Ahmed Siddiqui be re-appointed as a Class I director on the Company’s board of directors to serve until the 2025 annual general meeting of the Company, until his successor is duly appointed and qualified, or until his earlier death, resignation or removal.

For	☐	Against	☐	Abstain	☐

Proposal No. 3—Auditor Ratification Proposal—RESOLVED, as an ordinary resolution, that the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023 be ratified, approved and confirmed in all respects.

For	☐	Against	☐	Abstain	☐

Proposal No. 4—Adjournment Proposal—RESOLVED, as an ordinary resolution, that the adjournment of the annual general meeting to a later time, date and place to be determined by the chairman of the annual general meeting be and is hereby authorized and approved.

For	☐	Against	☐	Abstain	☐

Dated: ______________, 2023

(Signature)

(Signature if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSALS 1, 2A, 2B, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

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